                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2001


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


           NEVADA                     000-21640                88-0136443
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)

2411 WEST SAHARA AVENUE, LAS VEGAS, NEVADA                       89102
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        On July 25, 2001, Station Casinos, Inc. (the "Company") released the Company's financial results for the quarter ended June 30, 2001 and commented on its new developments. A press release detailing such performance and commentary is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable

        (b) Not applicable

        (c) The following documents are filed as exhibits to this report:


EXHIBIT NO.             DESCRIPTION
99.1                    Press Release dated July 25, 2001.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Station Casinos, Inc.



Date: July 27, 2001                  By: /s/ Glenn C. Christenson
                                         ----------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer


                                       3
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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
99.1                    Press Release dated July 25, 2001.


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